EXHIBIT 32.0

                        SECTION 1350 CERTIFICATION OF THE
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

      Each of Edward J. Molnar, Chief Executive Officer and Brendan J. McGill, Senior Vice President and Chief Financial Officer of Harleysville Savings Financial Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 21, 2005                  By:  /s/ Edward J. Molnar
                                               ---------------------------------
                                               Edward J. Molnar
                                               Chief Executive Officer

Date:  December 21, 2005                  By:  /s/ Brendan J. McGill
                                               ---------------------------------
                                               Brendan J. McGill
                                               Senior Vice President and Chief
                                                 Financial Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.